Exhibit 10.4

JOINDER AGREEMENT

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Operating Agreement (the “Agreement”) dated as of April 12, 2004 by and among Pioglobal First Russia, LLC (the “Company”), its Board of Directors, Pioglobal Omega, LLC, Andrei Uspensky, and any other unit holder, warrant holder or option holder who from time to time becomes a party to the Agreement by execution of a Joinder Agreement. The undersigned acknowledges and agrees that the undersigned will be included within the meaning of the term “Restricted Unit Holder” as defined and used in the Agreement.

As a condition to accepting the undersigned as a Member and Restricted Unit Holder, as those terms are defined and used in the Agreement, the Company and the undersigned agree that Section 8.7(b) of the Agreement shall be amended with respect to the undersigned as follows:

The reference to “January 1, 2003” in Section 8.7(b) shall be replaced with “the date of the grant of such Call Securities”.

May 19,2004		/s/ DMITRY LARIN
Date	Name:	Dmitry Larin Sign name on signature line and print name legibly below signature.)

	Address:	119415 Moscow Leninsky Prospekt 116-1-47

	Telephone:	7-095-784-1036
	Facsimile:	7-095-960-2905

Acknowledged and agreed to:

PIOGLOBAL FIRST RUSSIA, LLC

By:	/s/ DONALD H. HUNTER
Name:	Donald H. Hunter
Title:	Vice President and Treasurer